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                                                                     Exhibit d.2

                                  Schedule A
                                    to the
               Investment Advisory Agreement dated May 12, 2000
                                    between
                                 iShares Trust
                                      and
                         Barclays Global Fund Advisors

Pursuant to Section 4, the Trust shall pay the Adviser compensation at the following annual rates:

Fund                                                                Annual Fees
----                                                                -----------
iShares S&P 500 Index Fund                                            0.0945%
iShares Russell 1000 Index Fund                                       0.15%
iShares Dow Jones U.S. Internet Index Fund                            0.60%
iShares Dow Jones U.S. Technology Sector Index Fund                   0.60%

iShares S&P MidCap 400 Index Fund                                     0.20%
iShares S&P 500/BARRA Growth Index Fund                               0.18%
iShares S&P 500/BARRA Value Index Fund                                0.18%
iShares S&P SmallCap 600 Index Fund                                   0.20%
iShares Russell 1000 Growth Index Fund                                0.20%
iShares Russell 1000 Value Index Fund                                 0.20%
iShares Russell 2000 Index Fund                                       0.20%
iShares Russell 3000 Index Fund                                       0.20%
iShares Dow Jones U.S. Financial Sector Index Fund                    0.60%
iShares Dow Jones U.S. Telecommunications Sector Index Fund           0.60%

iShares S&P Europe 350 Index Fund                                     0.60%
iShares S&P/TSE 60 Index Fund                                         0.50%
iShares Dow Jones U.S. Total Market Index Fund                        0.20%
iShares Dow Jones U.S. Basic Materials Sector Index Fund              0.60%
iShares Dow Jones U.S. Consumer Cyclical Sector Index Fund            0.60%
iShares Dow Jones U.S. Consumer Non-Cyclical Sector Index Fund        0.60%
iShares Dow Jones U.S. Energy Sector Index Fund                       0.60%
iShares Dow Jones U.S. Healthcare Sector Index Fund                   0.60%
iShares Dow Jones U.S. Industrial Sector Index Fund                   0.60%
iShares Dow Jones U.S. Utilities Sector Index Fund                    0.60%
iShares Dow Jones U.S. Chemicals Index Fund                           0.60%
iShares Dow Jones U.S. Financial Services Index Fund                  0.60%
iShares Dow Jones U.S. Real Estate Index Fund                         0.60%

iShares S&P MidCap 400/BARRA Growth Index Fund                        0.25%
iShares S&P MidCap 400/BARRA Value Index Fund                         0.25%
iShares S&P SmallCap 600/BARRA Growth Index Fund                      0.25%
iShares S&P SmallCap 600/BARRA Value Index Fund                       0.25%
iShares Russell Growth Index Fund                                     0.25%
iShares Russell Value Index Fund                                      0.25%
iShares Russell Growth Index Fund                                     0.25%
iShares Russell Value Index Fund                                      0.25%

iShares S&P 100 Index Fund                                            0.20%
iShares S&P Global 100 Index Fund                                     0.40%

                                      A-1
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Fund                                                       Annual Fee
----                                                       ----------
iShares Cohen & Steers Realty Majors Index Fund                  0.25%

iShares Goldman Sachs Consumer Industries Index Fund             0.60%
iShares Goldman Sachs Cyclical Industries Index Fund             0.60%
iShares Goldman Sachs Financials Index Fund                      0.60%
ISHARES GOLDMAN SACHS HARDWARE INDEX FUND                        0.50%
iShares Goldman Sachs Health Care Index Fund                     0.60%
ISHARES GOLDMAN SACHS MULTIMEDIA NETWORKING INDEX FUND           0.50%
iShares Goldman Sachs Natural Resources Index Fund               0.60%
ISHARES GOLDMAN SACHS SEMICONDUCTOR INDEX FUND                   0.50%
ISHARES GOLDMAN SACHS SOFTWARE INDEX FUND                        0.50%
ISHARES GOLDMAN SACHS TECHNOLOGY INDEX FUND                      0.50%
iShares Goldman Sachs Utilities Index Fund                       0.60%

iShares Nasdaq Biotechnology Index Fund                          0.40%

                                    A-2